              SCHEDULE 14A INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for use of the Commission (only as permitted by Rule
         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                            INTERFACE SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

(Amended by Sec Act Rel No. 7331; Exch Act Rel No. 37692, eff. 10/7/96.)

                            INTERFACE SYSTEMS, INC.

                              5855 Interface Drive
                           Ann Arbor, Michigan 48103

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD FEBRUARY 19, 1999

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Interface Systems, Inc., a Michigan corporation, will be held at Crowne Plaza Hotel, 610 Hilton Boulevard, Ann Arbor, Michigan on Friday, February 19, 1999 at 10:00 a.m. local time, for the following purposes:

     1. To elect seven directors who will serve until the Annual Meeting of Shareholders in 2000.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on December 31, 1998 are entitled to notice of, and to vote at, the Annual Meeting. You are cordially invited to attend. However, whether you expect to be present at the meeting or not, please execute and return the enclosed proxy which is solicited by the Board of Directors. The proxy is revocable and will not affect your right to vote in person if you attend.

                                            By Order of the Board of Directors,

                                            ROBERT A. NERO

                                            ROBERT A. NERO, President

Ann Arbor, Michigan
January 19, 1999

                            INTERFACE SYSTEMS, INC.

                                PROXY STATEMENT
                      1999 ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Interface Systems, Inc. (the "Company"), to be used at the Annual Meeting of Shareholders of the Company to be held on Friday, February 19, 1999, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. Any shareholder giving a proxy in the accompanying form may revoke it at any time prior to its exercise. The expense of solicitation of proxies will be borne by the Company. This Proxy Statement and form of proxy are being first sent to or given to shareholders of the Company on or about January 19, 1999. The mailing address of the Company's principal executive offices is 5855 Interface Drive, Ann Arbor, Michigan 48103.

     The Company's Annual Report to Shareholders for the year ended September 30, 1998 is enclosed herewith.

     Only shareholders of record at the close of business on December 31, 1998 will be entitled to vote at the meeting or any adjournment thereof. On that date, 4,469,626 shares of Common Stock of the Company (the "Common Stock") were issued and outstanding. Each stockholder is entitled to one vote for each share held of record on the record date. Shares cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy. Ten days before the Annual Meeting a complete list of shareholders entitled to vote at the meeting will be open to examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Company's principal offices.

     Shares represented by a proxy in the accompanying form, unless previously revoked, will be voted at the meeting if the proxy, properly executed, is received by the Company before the close of business on February 18, 1999. Shares represented by a proxy received after that time will be voted if the proxy is received by the Company in sufficient time to permit the necessary examination and tabulation of the proxy before a vote is taken. Shareholders who execute a proxy in the accompanying form may nevertheless revoke the proxy at any time before it is exercised by giving written notice to the Secretary of the Company bearing a later date than the proxy, by submitting a later-dated proxy, or by voting the shares represented by such proxy in person at the Annual Meeting.

     The election of directors will require the affirmative vote of a plurality of the shares of Common Stock represented and voting in person or by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast in connection with determining the plurality required to elect a director and will have no effect on the outcome of that vote.

                       MATTERS TO COME BEFORE THE MEETING

I. ELECTION OF DIRECTORS

     Seven directors will be elected, each to hold office until the Company's 2000 Annual Meeting and until his successor is elected and qualified, or until the director's resignation or removal. All of the nominees are currently directors of the Company. The individuals who will be nominated by the Board of Directors for election at the Annual Meeting are listed below. If, as a result of circumstances not now known or foreseen, any of such nominees shall be unavailable to serve as a director, proxies will be voted for the election of such other person or persons as management may select.

     Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy entitled to vote at the meeting. PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD.

                                                                                           FIRST ELECTED
                                                                                                 OR
         NAME AND AGE                             PRINCIPAL OCCUPATION                   APPOINTED DIRECTOR
         ------------                             --------------------                   ------------------
Garnel F. Graber, 67...........    Retired                                                      1974
Robert A. Nero, 52.............    President and Chief Executive Officer of the                 1997
                                   Company
Bruce E. Rhoades, 50...........    President, Bruce E. Rhoades Consulting, Inc., a              1997
                                   business consulting firm
David C. Seigle, 59............    Affiliated Executive, Black Diamond Capital, LLC             1969
Robert A. Seigle, 71...........    President of Concord Personnel, Inc., a personnel            1969
                                   recruiting company
Lloyd A. Semple, 59............    Attorney and Chairman, Dykema Gossett PLLC, a                1996
                                   Detroit, Michigan law firm
Thomas L. Thomas, 55...........    Chairman, President and Chief Executive Officer,             1998
                                   Creative Solutions, Inc.

     Each of the foregoing persons has been engaged or employed in the principal occupation reflected in the table above, or in a similar one with the same employer, for more than five years, except Messrs. Graber, Nero, Rhoades, Semple, Thomas and David C. Seigle.

     Mr. Graber retired in 1994, prior to which time he was Chairman and Chief Executive Officer of Applied Dynamics International for at least the five years preceding the date of his retirement. Mr. Graber also serves on the Board of Directors of Nematron Corporation.

     Mr. Nero was appointed President and Chief Executive Officer of the Company in January 1997. Prior to that time, he was from 1994 to 1996, President of Bell & Howell PSC and, from 1989 to 1994, Vice President of Legent Corp.

     Mr. Rhoades has been President of Bruce E. Rhoades Consulting, Inc. since April 1995. Prior to that time, Mr. Rhoades was, from 1992-1995, Vice President of Strategy and Business Development of Lexis -- Nexis, Inc., an electronic information retrieval company and a division of Mead Corp.

     Mr. David C. Seigle has been an Affiliated Executive of Black Diamond Capital, LLC since November, 1998. From 1996 until 1998 he was the President of Technology Edge, Inc. Prior to his retirement in 1991, Mr. Seigle was Vice President of File Net Corporation, a manufacturer of document image processors.

     Mr. Semple has been an attorney with Dykema Gossett PLLC for 33 years and Chairman of such law firm since January 1, 1996. Dykema Gossett provides legal services to the Company.

     Mr. Thomas has been Chairman of Creative Solutions, Inc. since July 1998 and President and Chief Executive Officer since 1990. Creative Solutions, Inc. is a leading supplier of a full line of integrated tax, accounting and office management software products for small and medium-sized accounting firms.

     David C. Seigle and Robert A. Seigle are first cousins.

MEETINGS AND COMMITTEES OF THE BOARD

     During the Company's fiscal year ended September 30, 1998, the Board of Directors held eight meetings and the Compensation Committee and Audit Committee met two times and one time, respectively. The Compensation Committee is responsible for recommending salaries and other compensation arrangements for officers of the Company and performing such functions as may be delegated to it under the provisions of any bonus, stock option or other compensation plan adopted by the Company. The Compensation Committee currently consists of five directors who are not employees of the Company (i.e., Messrs. Graber, Rhoades, Semple, and Robert A. Seigle and David C. Seigle).

     The Audit Committee also consists of the five directors listed above who are not employees of the Company. The Audit Committee has authority to recommend to the Board the independent public accountants to serve as auditors, review with the independent auditors the annual audit plan, the financial statements, the auditors' report and their evaluation and recommendations concerning the Company's internal controls.

     During the fiscal year ended September 30, 1998, each director attended 75% or more of all Board meetings and 75% or more of the meetings held by all committees of the Board on which such director served.

                              FURTHER INFORMATION

PRINCIPAL SHAREHOLDERS

     The Common Stock is the only voting security of the Company. The Company is not aware of any person who beneficially owned five percent or more of such stock as of December 1, 1998.

STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership of shares of the Company's Common Stock by each of the Company's directors, Named Executive Officers (as hereinafter defined) and by all executive officers and directors as a group as of December 1, 1998.

                                                               COMMON STOCK OF THE
                                                                     COMPANY           PERCENT OF
                            NAME                              OWNED BENEFICIALLY(1)      CLASS
                            ----                              ---------------------    ----------
Garnel F. Graber............................................          73,054(2)           1.57%
Robert A. Nero..............................................          80,000(3)           1.72%
Bruce E. Rhoades............................................          13,700              *
Robert A. Seigle............................................         116,910(5)           2.51%
David C. Seigle.............................................          25,100(6)           *
Lloyd A. Semple.............................................          27,400(7)           *
Thomas L. Thomas............................................          12,000(8)           *
John R. Ternes..............................................          15,333(9)           *
Keith N. Bauserman..........................................          16,555(10)          *
Robert F. Granger...........................................               0              *
Richard B. Sheridan.........................................          11,912(11)          *
All executive officers and directors as a group (11
  persons)..................................................         391,964(12)          8.41%

------------------
  *  Less than one percent.

 (1) To the best of the Company's knowledge, based on information reported by such directors and officers or contained in the Company's stockholder records, unless otherwise indicated by any additional information included in the footnote to the table, each of the named persons is presumed to have sole voting and investment power with respect to all shares shown.

 (2) Includes 23,100 shares which Mr. Graber has, or within 60 days of December 1, 1998 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

 (3) Includes 55,000 shares which Mr. Nero has, or within 60 days of December 1, 1998 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the 1992 Stock Option Plan.

 (4) Represents 13,700 shares which Mr. Rhoades has, or within 60 days of December 1, 1998 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

 (5) Includes 23,100 shares which Mr. Seigle has, or within 60 days of December 1, 1998 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

 (6) Includes 23,100 shares which Mr. Seigle has, or within 60 days of December 1, 1998 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

 (7) Includes 15,400 shares which Mr. Semple has, or within 60 days of December 1, 1998 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

 (8) Represents 12,000 shares which Mr. Thomas has, or within 60 days of December 1, 1998 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

 (9) Includes 13,333 shares which Mr. Ternes has, or within 60 days of December 1, 1998 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the 1992 Stock Option Plan.

(10) Includes 5,667 shares which Mr. Bauserman has, or within 60 days of December 1, 1998 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the 1992 Stock Option Plan.

(11) Includes 9,167 shares which Mr. Sheridan has, or within 60 days of December 1, 1998 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the 1992 Stock Option Plan.

(12) Includes 248,567 shares which certain directors and executive officers have, or within 60 days of December 1, 1998 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan and the 1992 Stock Option Plan.

EXECUTIVE OFFICERS

     The persons listed below currently are the executive officers of the Company.

              NAME                                             OFFICE(S)                                AGE
              ----                                             ---------                                ---
Robert A. Nero...................  President and Chief Executive Officer                                52
John R. Ternes...................  Vice President of Finance/Administration, Chief Financial Officer    43
                                   and Secretary
Keith N. Bauserman...............  Vice President of Sales                                              54
Robert F. Granger................  Vice President of Marketing                                          47
Richard B. Sheridan..............  Vice President of Engineering                                        42

     Mr. Nero was appointed President and Chief Executive Officer of the Company in January 1997. See "Election of Directors" for further information concerning Mr. Nero.

     Mr. Ternes was appointed Vice President of Finance and Chief Financial Officer of the Company in April 1997. Prior to assuming this position Mr. Ternes was Vice President and Chief Financial Officer of Network

Express from 1994 to 1997, and served as manager of corporate audits for United Technologies from 1992 to 1994.

     Mr. Bauserman was appointed Vice President of Sales of the Company in 1994 after having served as the Company's National Sales Manager from 1992 to 1994.

     Mr. Granger was appointed Vice President of Marketing of the Company in July 1998 after having served as a sales account executive since October 1997. Prior to joining the Company, Mr. Granger was Vice President of Sales of HUBLink, Inc. from 1995 to 1997, and served as Senior Account Manager at Legent Corporation from 1992 to 1995.

     Mr. Sheridan was appointed Vice President of Engineering of the Company in July 1998 after having served as Director of OASIS/Printer development (effective October 1997) and Manager of Cleo EN product development since September 1990.

     The executive officers serve at the pleasure of the Board of Directors.

DIRECTOR COMPENSATION

     The Chairman of the Board is paid a quarterly retainer of $3,000, and the Company's other non-employee directors are paid a quarterly retainer of $1,000. In addition, each non-employee director is paid a fee of $1,000 per meeting for attendance at regular Board meetings and $500 per meeting for attendance at committee meetings not held in conjunction with a regular Board meeting. Travel and lodging expenses incurred by directors residing outside of the metropolitan Detroit area in order to attend meetings of the Board are paid by the Company.

     In addition, the Company has a 1993 Stock Plan for Non-Employee Directors (the "Directors Plan"). On November 10, 1998, Mr. Thomas was granted an initial option under the Directors Plan to purchase 12,000 shares of the Company's Common Stock at an exercise price of $3.25 per share, fully vested at grant.

     Mr. Rhoades received $6,498 from the Company for his services as a consultant in fiscal 1998.

                             EXECUTIVE COMPENSATION

     The following table provides summary information concerning compensation paid by the Company to (or accrued on behalf of) the Company's Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 1998 (the "Named Executive Officers"). The salary and bonus paid to each of the Company's other executive officers, who served as executive officers during the fiscal year, did not exceed $100,000 and therefore is not disclosed in the table below.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                             COMPENSATION
                                                                                AWARDS
                                               ANNUAL                        -------------
                                            COMPENSATION         OTHER        SECURITIES
                                FISCAL   ------------------      ANNUAL       UNDERLYING      ALL OTHER
NAME AND PRINCIPAL OCCUPATION    YEAR     SALARY     BONUS    COMPENSATION   STOCK OPTIONS   COMPENSATION
-----------------------------   ------    ------     -----    ------------   -------------   ------------
Robert A. Nero................   1998    $208,000   $90,000      $4,672(1)                     $16,916(2)
Chief Executive Officer,         1997     138,474    50,000       3,432(1)      165,000         15,610(3)
President and a Director
John R. Ternes................   1998     111,650    24,003                      15,000
Chief Financial Officer, Vice
President of Finance/Adminis-
tration and Secretary
Keith N. Bauserman............   1998     132,371    24,453                      24,000
Vice President of Sales
Robert F. Granger.............   1998     105,037    22,083                      53,000          1,328(4)
Vice President of Marketing
Richard B. Sheridan...........   1998      98,882    13,072                      37,000
Vice President of Engineering

-------------------------
(1) "Other Annual Compensation" for Mr. Nero for fiscal 1998 and 1997 is comprised of a tax gross up for the apartment rental payment referred to in footnotes 2 and 3 below.

(2) "All Other Compensation" for Mr. Nero for fiscal 1998 is comprised of (i) $11,527 for rental payments on an apartment in Ann Arbor, Michigan and (ii) $5,389 for a car allowance.

(3) "All Other Compensation" for Mr. Nero for fiscal 1997 is comprised of (i) $12,017 for rental payments on an apartment in Ann Arbor, Michigan and (ii) $3,593 for a car allowance.

(4) "All Other Compensation" for Mr. Granger for fiscal 1998 is comprised of a car allowance.

OPTION GRANTS AND RELATED INFORMATION

     The following table provides information with respect to options granted to the Named Executive Officers during fiscal year 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                     INDIVIDUAL GRANTS                                   POTENTIAL REALIZABLE
                                 -------------------------                                 VALUE AT ASSUMED
                                 NUMBER OF     % OF TOTAL                               ANNUAL RATES OF STOCK
                                 SECURITIES     OPTIONS                                 PRICE APPRECIATION FOR
                                 UNDERLYING    GRANTED TO    EXERCISE OR                    OPTION TERM(2)
                                  OPTIONS     EMPLOYEES IN   BASE PRICE    EXPIRATION   ----------------------
             NAME                GRANTED(1)   FISCAL YEAR      ($/SH.)        DATE       5%($)         10%($)
             ----                ----------   ------------   -----------   ----------    -----         ------
John R. Ternes.................    15,000         5.1%          $2.25        8/14/08    21,225         53,789
Keith N. Bauserman.............    24,000         8.1%          $2.25        8/14/08    33,960         86,062
Robert F. Granger..............    17,000         5.7%          $3.25        2/20/08    34,746         88,054
                                   36,000        12.2%          $2.25        8/14/08    50,940        129,093
Richard B. Sheridan............    27,000         9.1%          $2.25        8/14/08    38,205         96,830
                                   10,000         3.4%          $3.00       10/31/07    18,867         47,812

------------------
(1) These options, which were granted pursuant to the Company's 1992 Stock Option Plan, were granted at market value on the date of grant, become exercisable annually in 33 1/3% increments beginning one year after the grant date and have a term of ten years.

(2) Represents value of option at end of ten year term, assuming the market price of the Company's Common Stock appreciates at annually compounded rates of 5% and 10%. These amounts represent assumed rates of appreciation only. Actual gains, if any, will be dependent on overall market conditions and on future performance of the Company's Common Stock. There can be no assurance that the amounts reflected in the table will be achieved.

OPTION EXERCISES AND HOLDINGS

     The following table provides information with respect to the Named Executive Officers concerning the exercise of options during fiscal year 1998 and unexercised options held as of the end of the Company's last fiscal year, September 30, 1998. All options were granted under the Company's 1992 Stock Option Plan.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR ("FY")-END OPTION/SAR VALUES

                                                                NUMBER OF SECURITIES
                                       SHARES       VALUE      UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                     ACQUIRED ON   REALIZED     OPTIONS AT FY-END(#)        IN-THE-MONEY OPTIONS
               NAME                  EXERCISE(#)     ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
               ----                  -----------   --------   -------------------------   -------------------------
Robert A. Nero.....................      --          --         55,000/110,000                       (1)
John R. Ternes.....................      --          --          13,333/41,667                       (1)
Keith N. Bauserman.................      --          --          5,667/35,333                        (1)
Robert F. Granger..................      --          --            0/53,000                          (1)
Richard B. Sheridan................      --          --          9,167/36,333                        (1)

------------------
(1) None of the options held by Messrs. Nero, Ternes, Bauserman, Granger and Sheridan at September 30, 1998 were in-the-money.

EMPLOYMENT AND TERMINATION/CHANGE IN CONTROL ARRANGEMENTS

     Mr. Nero is paid an annual salary of $208,000, which is subject to annual review by the Board of Directors. In the event of (a) a "change in control" of the Company followed by Mr. Nero's resignation 3 months thereafter, (b) a material diminution in his position, salary or other compensation, or responsibilities, and within 3 months thereafter he resigns or (c) termination of his employment by the Company for any reason other than "termination for cause," the Company has agreed to continue payment of Mr. Nero's salary and fringe benefits for a period of 18 months following his termination or resignation. For purposes of this severance arrangement, "change in control" has the same definition as it does in the Company's 1992 Stock Option Plan. "Termination for cause" means termination by the Board of Directors upon its reasonable determination that he has committed an act of dishonesty or willful misconduct or has failed to materially perform his duties and responsibilities.

     Messrs. Ternes, Bauserman, Granger and Sheridan were granted stock options to purchase 15,000, 24,000, 53,000 and 37,000 shares, respectively, of the Company's Common Stock under the 1992 Stock Option Plan.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

     The Company's compensation policy is designed to provide competitive compensation which rewards individual achievement and performance while encouraging above average corporate performance. The Company's executive compensation program consists of three principal components: base salary, bonus and stock option awards.

BASE SALARY

     The Committee recognizes the importance of a competitive compensation structure in retaining and attracting valuable senior executives. The Committee reviews the base salary of each executive officer annually. The base salary for each executive officer is determined after the Committee reviews competitive executive compensation data and evaluations of each executive officer's duties and performance, submitted by the chief executive officer.

BONUS

     The Company's bonus policy is designed to reward individual performance on specific goals and objectives. These goals and objectives are revised annually for each participant and performance is evaluated at the end of each year. Messrs. Nero, Ternes, Bauserman, Granger and Sheridan were paid bonuses of $90,000, $24,003, $24,453, $22,083 and $13,072, respectively.

STOCK OPTIONS

     For many years, the Company has had in place stock option programs. Stock options are typically granted at exercise prices not less than the market value of the Company's Common Stock on the date of grant and therefore have no value unless the Common Stock appreciates in value. As a result, through the use of stock options, the Committee relates the benefits received by the executive officers to the amount of appreciation realized by shareholders over comparable periods. Stock options have the added benefit of providing incentive-based compensation without the expenditure of the Company's cash resources.

     The Committee granted Messrs. Ternes, Bauserman, Granger and Sheridan stock options to purchase 15,000, 24,000, 53,000 and 37,000 shares, respectively, of the Company's Common Stock under the 1992 Stock Option Plan. See "Executive Compensation -- Employment and Termination/Change in Control Arrangements."

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Committee has reviewed the Internal Revenue Code and related regulations of the Internal Revenue Service which restrict deductibility of executive compensation paid to any of its most highly compensated executive officers at the end of any fiscal year to the extent such compensation exceeds $1,000,000 in any year. The Committee does not believe that the Company's current compensation program for executive officers is likely to result in payments to any executive officer which would be subject to the restriction on deductibility, and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. The Committee will continue to evaluate the advisability of qualifying future executive compensation programs for deductibility under the Internal Revenue Code.

     The Committee continually reviews the compensation policies established for the Company's executive officers but is not obligated to modify such policies from year to year.

                                          Compensation Committee, as of
                                          September 30, 1998
                                          Garnel F. Graber
                                          Bruce E. Rhoades
                                          David C. Seigle
                                          Robert A. Seigle
                                          Lloyd A. Semple

Dated: January 14, 1999

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph provides a comparison with the stated indices of the cumulative five-year total stockholder return on the Company's Common Stock. All dividends are assumed to have been reinvested over the five year period. The indices used are the Center for Research in Securities Prices Total Return Index for the NASDAQ Stock Market (U.S. Companies) and the published index relating to the NASDAQ Computer Manufacturer Stocks.


                                  [LINE GRAPH]


                                   1993      1994      1995      1996      1997      1998
 Interface Systems, Inc.         $100.00   $103.39   $133.06   $172.88   $112.72   $ 43.02
 NASDAQ (U.S. Companies)         $100.00   $100.83   $139.28   $165.24   $226.81   $231.79
 NASDAQ (Computer Mfg.)          $100.00   $111.36   $197.26   $257.37   $368.36   $523.30

                 CERTAIN TRANSACTIONS AND RELATED TRANSACTIONS

     There were no transactions required to be reported.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Arthur Andersen, LLP to audit the financial statements of the Company for the fiscal year ending September 30, 1999. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting to be available to respond to questions from the shareholders and, if they desire, will have an opportunity to make any statement they consider appropriate.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates. During the period from October 1, 1997 to September 30, 1998, all of these applicable requirements were complied with by each of the Company's directors, executive officers and greater than ten percent shareholders, except that the Form 3 reports for Mr. Granger and Mr. Sheridan was not timely filed. In making this statement, the Company has relied on the written representations of its incumbent directors and executive officers and copies of the reports received by it.

                    OTHER MATTERS AND STOCKHOLDER PROPOSALS

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their judgment on such matters.

     Shareholder proposals intended to be presented at the 2000 Annual Meeting which are eligible for inclusion in the Company's Proxy Statement for that meeting under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company not later than September 22, 1999 if they are to be included in the Company's Proxy Statement relating to that meeting. Such proposals should be addressed to the Secretary at the Company's principal executive offices and should satisfy the requirements applicable to shareholder proposals contained in the Company's bylaws.

     Shareholder proposals intended to be presented at the 2000 Annual Meeting which are not eligible for inclusion in the Company's Proxy Statement for that meeting under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must satisfy the requirements applicable to shareholder proposals contained in the Company's bylaws. Such proposals must be addressed to the Secretary at the Company's principal executive offices and must be received at the Company's principal executive offices not less than ninety days nor more than the close of business on the later of the sixtieth day prior to the date of the 2000 Annual Meeting or the tenth day following the day on which public announcement of the date of the 2000 Annual Meeting is first made.

                                          By Order of the Board of Directors,

                                          ROBERT A. NERO

                                          ROBERT A. NERO, President

Ann Arbor, Michigan
January 19, 1999


/x/ PLEASE MARK VOTES                                           REVOCABLE PROXY
    AS IN THIS EXAMPLE                                      INTERFACE SYSTEMS, INC.
                                                                                                       For    With-    For All
                                                                                                              hold     Except
     ANNUAL MEETING OF STOCKHOLDERS                                    1. Election of Directors:       / /     / /       / /
           FEBRUARY 19, 1999
                                                                          GARNEL F. GRABER      ROBERT A. NERO      BRUCE E. RHOADES
     The undersigned hereby constitutes and                               DAVID C. SELGLE       ROBERT A. SEIGLE    LLOYD A. SEMPLE
appoints Robert A. Nero and John R. Ternes, or                            THOMAS L. THOMAS
either of them, attorneys, agents and proxies with
power of substitution to vote all of the shares of
Common Stock of Interface Systems, Inc. (the "Company")                INSTRUCTION: To withhold authority to vote for any individual
that the undersigned is entitled to vote at the Annual                 nominee, mark "For All Except" and write that nominee's name
Meeting.                                                               in the space provided below.


                                                                       -------------------------------------------------------------

                                                                       2. In their discretion upon the transaction of such other
                                                                          business as may properly come before the meeting.

                                                                       Shares represented by a duly executed proxy which does not indicate how it will be voted, will be voted FOR the election of the Board's nominees. Discretionary authority is hereby conferred as to any other matters as may properly come before the meeting.






Please be sure to sign and date                ----------------------
   this Proxy in the box below.                Date
---------------------------------------------------------------------



----Stockholder sign above--------Co-holder (if any) sign above------

+                                                                                                                                  +
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


*DETACH ABOVE CARD, MARK, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED*

                            INTERFACE SYSTEMS, INC.

--------------------------------------------------------------------------------
  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF INTERFACE SYSTEMS, INC.

   The above signed acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated January 19, 1999, and ratifies all that the proxy holders or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

   Please sign exactly as your name(s) appear(s) on stock records. When signing as attorney, administrator, trustee, guardian or corporate officer, please so indicate.

                  PLEASE ACT PROMPTLY MARK, SIGN, DATE & MAIL
               YOUR PROXY CARD TODAY USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------